Exhibit 10.6

ASSIGNMENT AND TRANSFER OF MEMBERSHIP INTERESTS

THIS ASSIGNMENT AND TRANSFER OF MEMBERSHIP INTERESTS (the “Assignment”), dated this ___ day of February, 2013, is made by and between Beam Acquisition LLC (“Assignee”), a wholly owned subsidiary of Car Charging Group, Inc. (“CCGI”), and, Manhattan Charging LLC (“Assignor”), as an owner of membership interests in Beam Charging, LLC (“Beam”).

RECITALS

WHEREAS, pursuant to the terms and conditions of the Equity Exchange Agreement (the “Agreement”) between Assignor, all other owners of membership interests in Beam (collectively, the “Beam Members”), CCGI, Assignee, and Beam, dated of even date herewith, Assignor desires to sell, transfer and assign all of its membership units in Beam (the “Beam Interests”) to Assignee for the consideration described below; and,

WHEREAS, Assignee desires to purchase and receive all of Assignor’s membership units in Beam in accordance with the terms of the Agreement and this Assignment.

NOW THEREFORE, in consideration of the above recitals and of the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

ASSIGNMENT

1.         Assignment. In accordance with and subject to the terms and conditions of the Agreement, Assignor hereby sells, transfers and assigns all of its membership units in Beam to Assignee in exchange for the consideration set forth in the Agreement.

2.         Beam Consent.  Beam does hereby consent to the transfer of the Beam Interests from Assignor to Assignee; and agrees to cause such transfer to be reflected on the books and records of the company.

3.         Miscellaneous.

(a)           This Assignment, and the other documents required pursuant to the Agreement, represent the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral.

(b)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflict of laws.

(c)           This Agreement may be executed in counterpart originals, each of which shall be an original, but all of which shall constitute only one agreement. A facsimile or scanned signature of any party will be binding on that party.

[Signature Page Follows]

IN WITNESS HEREOF, the parties have executed this Assignment as of the date set forth above.

ASSIGNEE:		ASSIGNOR
BEAM ACQUISITON LLC		MANHATTAN CHARGING LLC

By:	/s/ Michael D. Farkas	By:	/s/ Joseph Turquie
Name:	Michael D. Farkas, on behalf of Managing	Name:	Joseph Turquie
	Member Car Charging Inc.	Title:	Managing Member
Title:	Chief Executive Officer	FEIN:

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